UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2016

CAVIUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33435	77-0558625
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2315 N. First Street,

San Jose CA 95131

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 943-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 15, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Cavium, Inc. (“Cavium”), Cavium’s stockholders approved the Cavium, Inc. 2016 Equity Incentive Plan (the “2016 Plan”), under which a maximum of 3,600,000 shares of common stock are reserved for issuance pursuant to stock options and other equity awards, plus shares underlying outstanding awards granted under the 2007 Cavium, Inc. Equity Incentive Plan or the Cavium, Inc. 2001 Equity Incentive Plan that may return to the 2016 Plan’s share reserve, as further described in the 2016 Plan. The 2016 Plan had been previously approved, subject to stockholder approval, by the Board of Directors of Cavium. The 2016 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2016 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2016 (the “Proxy Statement”) as Proposal 4, beginning on page 19, and is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2016 Plan and the forms of grant notice and award agreements under the 2016 Plan, which are filed as Exhibit 10.1 through Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2016, Cavium held its 2016 Annual Meeting of Stockholders at Cavium’s corporate offices in San Jose, California. At the Annual Meeting, the Cavium stockholders voted on the following four proposals:

(a)	To elect the director nominees named below to serve until the 2019 Annual Meeting of Stockholders. The following named nominees were elected, with the vote thereon at the Annual Meeting as follows:

	Final Voting Results
Nominee	For	Withheld	Broker Non-Vote
Syed B. Ali	49,422,243	799,236	3,470,325
Anthony S. Thornley	49,307,196	914,283	3,470,325

(b)	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent auditors of Cavium for its fiscal year ending December 31, 2016. This proposal was approved, with the votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
53,220,003	465,190	6,611	0

(c)	To approve, on an advisory basis, the compensation of the Cavium named executive officers, as disclosed in the Proxy Statement. This proposal was approved, with votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
49,924,567	290,968	5,944	3,470,325

(d)	To approve the Cavium, Inc. 2016 Equity Incentive Plan, or the 2016 Plan. This proposal was approved, with votes thereon at the Annual Meeting as follows:

Final Voting Results

For	Against	Abstain	Broker Non-Vote
43,142,505	7,073,291	5,683	3,470,325

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1†	Cavium, Inc. 2016 Equity Incentive Plan.

10.2†	Forms of Option Grant Notice and Option Agreement for use in connection with the Cavium, Inc. 2016 Equity Incentive Plan.

10.3†	Forms of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement for use in connection with the Cavium, Inc. 2016 Equity Incentive Plan.

10.4†	Forms of Non-Employee Director Restricted Stock Unit Award Grant Notice and Non-Employee Director Restricted Stock Unit Award Agreement for use in connection with the Cavium, Inc. 2016 Equity Incentive Plan.

† Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM, INC.

Dated: June 15, 2016	By:	/s/ Vincent P. Pangrazio
Vincent P. Pangrazio
SVP, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1†	Cavium, Inc. 2016 Equity Incentive Plan.

10.2†	Forms of Option Grant Notice and Option Agreement for use in connection with the Cavium, Inc. 2016 Equity Incentive Plan.

10.3†	Forms of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement for use in connection with the Cavium, Inc. 2016 Equity Incentive Plan.

10.4†	Forms of Non-Employee Director Restricted Stock Unit Award Grant Notice and Non-Employee Director Restricted Stock Unit Award Agreement for use in connection with the Cavium, Inc. 2016 Equity Incentive Plan.

† Management contract or compensatory plan or arrangement.

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